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Exhibit 99.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350,
CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of UNOVA, Inc., a Delaware corporation, (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exhange Commission (the "10-Q Report") that:

(1)
the 10-Q report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)
the information contained the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL E. KEANE Michael E. Keane Chief Financial Officer November 13, 2002

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Exhibit 99.2